UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2025

THC Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55994	26-0164981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

203 S. Church Street

Jacksboro, TX 76458

(Address of Principal Executive Offices)

(972) 217-4080

Telephone Number

11700 W. Charleston Blvd.

#73

Las Vegas, NV 89135

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2025, the majority shareholder of the THC Therapeutics, Inc. (the “Company”), voted to remove Brandon Romanek from the Board of Directors of the Company. Further, on that same day, the remaining Board of Directors removed Mr. Romanek from any and all positions held at the Company.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THC Therapeutics, Inc.

Dated: April 8, 2025	By:	/s/ Scott Cox
Scott Cox
Chief Executive Officer

3